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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 MARCH 17, 2005

                                 TEKTRONIX, INC.
             (Exact name of registrant as specified in its charter)

             OREGON                      1-04837                93-0343990
  (State or other jurisdiction  (Commission File Number)     (I.R.S. Employer
        of incorporation)                                   Identification No.)

                                   ----------

               14200 SW KARL BRAUN DRIVE
                BEAVERTON, OREGON 97077                           97201
        (Address of principal executive offices)               (Zip Code)

                                   ----------

       Registrant's telephone number, including area code: (503) 627-7111

                                    NO CHANGE
         (Former name or former address, if changed since last report.)

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 17, 2005 Tektronix, Inc. reported its results of operations for the third fiscal quarter ended February 26, 2005. A copy of the press release issued by Tektronix announcing the results of operations referred to above is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of Tektronix, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

    (c) Exhibits.

        (99.1) Press release of Tektronix, Inc. dated March 17, 2005, announcing financial results for the third fiscal quarter ended February 26, 2005.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 17, 2005

                                                  TEKTRONIX, INC.


                                                  By:  /s/ COLIN L. SLADE
                                                       -------------------------
                                                       Colin L. Slade
                                                       Senior Vice President and
                                                       Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION
-----------        ---------------------------------------------------------
    99.1           Press release of Tektronix, Inc. dated March 17, 2005,
                   announcing financial results for the third fiscal quarter ended February 26, 2005.